SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                 ____________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  March 25, 1994


                             SILGAN HOLDINGS INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    Delaware                33-28409               06-1269834
- ---------------     ------------------------  ------------------
(State or other     (Commission File Number)     (IRS Employer
 jurisdiction of                              Identification No.)
 incorporation)



4 Landmark Square, Stamford, Connecticut             06901
- -----------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110




Item 7:   Financial Statements and Exhibits

     The Registrant hereby files herewith the following exhibits in anticipation of the filing of the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993:

     (c)  Exhibits

          1. Restated Certificate of Incorporation of Silgan Holdings Inc., dated December 20, 1993.

          2. Amended and Restated Organization Agreement, dated as of December 21, 1993, among R. Philip Silver, D. Greg Horrigan, The Morgan Stanley Leveraged Equity Fund II, L.P., Bankers Trust New York Corporation, First Plaza Group Trust and Silgan Holdings Inc.

          3.   Stockholders Agreement, dated as of December 21, 1993, among
R. Philip Silver, D. Greg Horrigan, The Morgan Stanley Leveraged Equity Fund II, L.P., Bankers Trust New York Corporation, First Plaza Group Trust and


Silgan Holdings Inc.

          4. Amended and Restated Management Services Agreement, dated as of December 21, 1993, between S&H, Inc. and Silgan Holdings Inc.

          5. Amended and Restated Management Services Agreement, dated as of December 21, 1993, between S&H, Inc. and Silgan Corporation.

          6. Amended and Restated Management Services Agreement, dated as of December 21, 1993, between S&H, Inc. and Silgan Containers Corporation.

          7. Amended and Restated Management Services Agreement, dated as of December 21, 1993, between S&H, Inc. and Silgan Plastics Corporation.

          8. Stock Purchase Agreement, dated as of December 21, 1993, between Silgan Holdings Inc. and First Plaza Group Trust.

          9. Credit Agreement, dated as of December 21, 1993, among Silgan Corporation, Silgan Containers Corporation, Silgan Plastics Corporation, the lenders from time to time party thereto, Bank of America National Trust and Savings Association, as co-agent, and Bankers Trust Company, as agent.

          10. Amended and Restated Holdings Guaranty, dated as of December 21, 1993, made by Silgan Holdings Inc.

          11. Amended and Restated Borrowers Guaranty, dated as of December 21, 1993, made by Silgan Corporation, Silgan Containers Corporation, Silgan Plastics Corporation and California-Washington Corporation.




                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SILGAN HOLDINGS INC.



                                         By: /s/ Harold J. Rodriguez, Jr.
                                             ------------------------------
                                            Harold J. Rodriguez, Jr.
                                            Vice President, Controller and
                                            Assistant Treasurer


Date:  March 25, 1994




                              INDEX TO EXHIBITS


 Exhibit No.                           Exhibit
 -----------                           -------

      1. Restated Certificate of Incorporation of Silgan Holdings Inc., dated December 20, 1993.





      2. Amended and Restated Organization Agreement, dated as of December 21, 1993, among R. Philip Silver, D. Greg Horrigan, The Morgan Stanley Leveraged Equity Fund II, L.P., Bankers Trust New York Corporation, First Plaza Group Trust and Silgan Holdings Inc.

      3.       Stockholders Agreement, dated as of December 21, 1993, among
               R. Philip Silver, D. Greg Horrigan, The Morgan Stanley Leveraged Equity Fund II, L.P., Bankers Trust New York Corporation, First Plaza Group Trust and Silgan Holdings Inc.

      4. Amended and Restated Management Services Agreement, dated as of December 21, 1993, between S&H, Inc. and Silgan Holdings Inc.
      5. Amended and Restated Management Services Agreement, dated as of December 21, 1993, between S&H, Inc. and Silgan
               Corporation.

      6. Amended and Restated Management Services Agreement, dated as of December 21, 1993, between S&H, Inc. and Silgan Containers Corporation.
      7. Amended and Restated Management Services Agreement, dated as of December 21, 1993, between
               S&H, Inc. and Silgan Plastics Corporation.

      8. Stock Purchase Agreement, dated as of December 21, 1993, between Silgan Holdings Inc. and First Plaza Group Trust.

      9. Credit Agreement, dated as of December 21, 1993, among Silgan Corporation, Silgan Containers Corporation, Silgan Plastics Corporation, the lenders from time to time party thereto, Bank of America National Trust and Savings Association, as co-agent, and Bankers Trust Company, as agent.
     10. Amended and Restated Holdings Guaranty, dated as of December 21, 1993, made by Silgan Holdings Inc.

     11. Amended and Restated Borrowers Guaranty, dated as of December 21, 1993, made by Silgan Corporation, Silgan Containers Corporation, Silgan Plastics Corporation and California-Washington Corporation.